Exhibit 10.43

CONFIDENTIAL TREATMENT REQUESTED

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THIRD AMENDMENT TO THE LICENSE AGREEMENT

UC Control No. 2011-04-0059

THIS THIRD AMENDMENT (the “Third Amendment”), dated August 30, 2012 (the “Effective Date”), is made by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through the offices of The University of California, Los Angeles located at 11000 Kinross Avenue, Suite #200, Los Angeles, CA 90095-1406 and NEUROSIGMA, INC. (“Licensee”) having a principal place of business at 10960 Wilshire Boulevard., Suite 1230, Los Angeles, CA, 90024 and amends the license agreement with Licensee, dated July 26, 20 l 0 with UC Agreement Control Number 2011-04-0059, the First Amendment dated January 9, 2011, and the Second Amendment dated July 29, 2011 (the “License Agreement”), in accordance with the terms and conditions of this Third Amendment.

RECITALS

WHEREAS, the parties desire to add UCLA Case No. 2011-311 (“*****”) to the License Agreement;

NOW THEREFORE, in consideration of the foregoing premise s and the mutual promises, covenants, and agreements hereinafter set forth, all parties to this Third Amendment mutually agree to amend the License Agreement as follows:

1.	AMEND the first WHEREAS clause of the RECITALS of the License Agreement by:

a)	adding the following invention to those listed:

“8)	“*****”

(UCLA Case No. 2011-311);”

b)	adding the following inventors to the those listed:

“*****”	and “*****”

2.	ADD the following patent rights to APPENDIX A (REGENTS’ PATENT RIGHTS) of the License Agreement:

“8	UCLA CASE NO. 2011-311: “*****”

Provisional Patent Application No. 61/620,879 ***** (UCLA Case No. 2011-311-1) *****”

All other terms and conditions of the License Agreement remain the same.

FIN XE 3rd AMNT (Neurosigma – 2011-04-0059) 08 30 12

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

IN WITNESS WHEREOF, the parties have executed this Third Amendment by their duly authorized representatives for good and valuable consideration.

NEUROSIGMA, INC.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ Leon Ekchian	By:	/s/ Emily Loughran
Name:	Leon Ekchian	Name:	Emily Loughran
Title:	President & CEO	Title:	Director of Licensing
Date:	August 30, 2012	Date:	August 30, 2012

FIN XE 3rd AMNT (Neurosigma – 2011-04-0059) 08 30 12

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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